Dear Current and Future Shareholders,

The 1990's are over. The longest economic boom cycle in American history stalled in mid-2001, and the bull market to end all bull markets collapsed under its own weight. The best thing that can be said about 2001 is that it is over. The S&P 500 registered one of its worst years, closing down 12%, even with its strong 10% fourth quarter gain. The bear market was the past century's third worst, at its lowest low. The S&P 500 was off 39% from its 2000 high with the Dow Industrials off 31% and the technology heavy NASDAQ index falling 73% from its peak. In addition to these negative forces, the tragedy of September 11 forced dramatic change upon the United States and changed Americans' perceptions of their own reality. The impact will be felt in the financial markets for many years to come. We at Trainer Wortham believe that we are entering an era when stock selection is far more valuable than ownership of the market as a whole. Certain stocks will never recover from their declines.

History has taught us that the American spirit is strong and that our prosperity and positive investor sentiment will return. Looking at five major surprise attacks in US history (USS Maine bombed, Lusitania torpedoed, Pearl Harbor, Iraq's Kuwait invasion and Oklahoma City), the S&P 500 was up 31% on average two years later. No one doubts that such prosperity will come in a more sober form, as the definitions of "what if" and "worst case" have been drastically expanded.

All signs and most economists point to a recovery in 2002, and the financial markets have already begun to recover with double-digit gains in the fourth quarter. It is realistic to assume that following strong rallies there will be profit taking, and we will have to weather some declines. It is our opinion that the sober stock market will take the TWO STEPS FORWARD, ONE STEP BACK road to recovery and it could take as long as five years until we see the heights reached in 2000. We will use the cyclical nature of the stock market to our advantage by finding quality companies that thrive in the current economic environment. We will continue to listen to the stock market, let it tell us where it wants to go and find the companies that will lead the way. For example, the defense industry had been in a strong uptrend prior to September 11. At Trainer Wortham we believe that this country will not ignore its defense budget in the future. This industry group should be represented in portfolios.

We are developing a tool that works in conjunction with our existing disciplines and allows us to determine to what degree a company or stock is affected by certain variables. These variables can be anything from US unemployment to the strength of the dollar to interest rates, and then can be adjusted to simulate any economic condition or environment. By using the company's correlation to the given variables we will be able to formulate an idea of how a company should behave under certain economic conditions.

It is with a determined nature that we enter 2002 and with a strong belief that the world will be a better place because of 2001. As always, we continue to own value generating companies that are leaders in their industries. We look forward to a safe, healthy and happy 2002.



Sincerely,
/S/ David P. Como

David P. Como
President
Trainer Wortham Funds



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU REDEEM SHARES.

THIS MATERIAL IS TO BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. SHARES OF THE TRAINER WORTHAM FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC. WHICH IS NOT AFFILIATED WITH FIRST REPUBLIC BANK AND IS NOT A BANK. TRAINER WORTHAM & CO., INC. IS THE INVESTMENT ADVISOR TO THE TRAINER WORTHAM FIRST MUTUAL FUND, FOR WHICH IT RECEIVES A FEE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY ANY BANK, ITS AFFILIATES, ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TRAINER WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                            DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES                                                                VALUE
  ------                                                                ------
                 COMMON STOCK - 97.45%
                 CONSUMER DISCRETIONARY - 17.22%
    25,000       Best Buy Co., Inc.* ..........................      $ 1,862,000
    25,000       Comcast Corp., Special Class A* ..............          900,000
    65,000       Tiffany & Co. ................................        2,045,550
    40,000       Viacom, Inc., Class B* .......................        1,766,000
                                                                      ----------
                                                                       6,573,550
                                                                      ----------
                 ENERGY - 7.48%
    15,000       ChevronTexaco Corp. ..........................        1,344,150
    38,500       Exxon Mobil Corp. ............................        1,513,050
                                                                      ----------
                                                                       2,857,200
                                                                      ----------
                 FINANCIAL - 15.08%
    25,000       American International Group, Inc. ...........        1,985,000
    40,349       Citigroup, Inc. ..............................        2,036,818
    40,000       Wells Fargo & Company ........................        1,738,000
                                                                      ----------
                                                                       5,759,818
                                                                      ----------
                 HEALTHCARE - 17.74%
    28,900       Amgen, Inc.* .................................        1,631,116
    55,000       Applera Corp. - Applied Biosystems Group .....        2,159,850
    31,000       Johnson & Johnson ............................        1,832,100
    22,500       Medtronic, Inc. ..............................        1,152,225
                                                                      ----------
                                                                       6,775,291
                                                                      ----------
                 INDUSTRIALS - 20.47%
    58,000       The Boeing Company ...........................        2,249,240
    50,000       General Electric Company .....................        2,004,000
    20,000       L-3 Communications Holdings, Inc.* ...........        1,800,000
    17,500       Northrop Grumman Corp. .......................        1,764,175
                                                                      ----------
                                                                       7,817,415
                                                                      ----------
                 INFORMATION TECHNOLOGY - 9.38%
    45,000       Applied Materials, Inc.* .....................        1,804,500
    45,000       Novellus Systems, Inc.* ......................        1,775,250
                                                                      ----------
                                                                       3,579,750
                                                                      ----------
                 PHARMACEUTICAL - 10.08%
    45,000       MedImmune, Inc.* .............................        2,085,750
    30,000       Merck & Co., Inc. ............................        1,764,000
                                                                      ----------
                                                                       3,849,750
                                                                      ----------
                    TOTAL COMMON STOCK (COST $33,009,586)             37,212,774
                                                                      ----------


THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

TRAINER WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                                                                VALUE
  ------                                                                ------
                 SHORT TERM INVESTMENTS - 2.62%
 1,000,218       PNC Bank, Money Market Fiduciary, 1.88%             $ 1,000,218
                                                                     -----------
                    TOTAL SHORT-TERM INVESTMENTS (COST $1,000,218)     1,000,218
                                                                     -----------
                    TOTAL INVESTMENTS (COST $34,009,804**) - 100.07%  38,212,992
                                                                     -----------
                    LIABILITIES LESS OTHER ASSETS - (0.07%)              (25,324)
                                                                     -----------
                    NET ASSETS - 100.00%                             $38,187,668
                                                                     ===========

   * Non-income producing security.

   ** Cost for Federal income tax purposes is $34,009,804 and net unrealized appreciation consists of:
              Gross unrealized appreciation ....................................    $ 5,481,334
              Gross unrealized depreciation ....................................     (1,278,146)
                                                                                    -----------
                  Net unrealized appreciation ..................................    $ 4,203,188
                                                                                    ===========


THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       FIRST
                                                                    MUTUAL FUND
                                                                    ------------
ASSETS
   Investments in securities at market value (identified cost
     $34,009,804) (Note 1) .....................................    $38,212,992
   Receivables:
     Dividends and interest . ..................................         26,461
     Capital stock sold ........................................         42,038
   Other assets ................................................            128
                                                                    -----------
     TOTAL ASSETS ..............................................     38,281,619
                                                                    -----------
LIABILITIES
   Payable to advisor ..........................................         46,641
   Accrued expenses ............................................         47,310
                                                                    -----------
     TOTAL LIABILITIES .........................................         93,951
                                                                    -----------
   NET ASSETS
     (applicable to outstanding shares of 3,844,825;
       unlimited shares of $0.001 par value authorized) ........    $38,187,668
                                                                    ===========

     Net asset value, offering and redemption price per share ..         $ 9.93
                                                                         ======

   SOURCE OF NET ASSETS (NOTE 2)
     Paid-in capital ...........................................    $38,281,504
     Overdistributed net investment income .....................       (135,073)
     Accumulated net realized losses:
       Long-term ...............................................     (4,161,951)
     Unrealized appreciation ...................................      4,203,188
                                                                    -----------
      NET ASSETS ...............................................    $38,187,668
                                                                    ===========

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

STATEMENT OF OPERATIONS
FOR SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       FIRST
                                                                    MUTUAL FUND
                                                                    ------------
   INVESTMENT INCOME
     Dividends .................................................    $   176,704
     Interest ..................................................         23,322
                                                                    -----------
       TOTAL INCOME ............................................        200,026
                                                                    -----------
   EXPENSES
     Advisory fees (Note 4) ....................................        144,649
     Distribution expense (Note 4) .............................         40,193
     Transfer agent fees .......................................         50,820
     Administrator expense .....................................         25,687
     Trustees' fees and expenses ...............................         23,156
     Bookkeeping and pricing ...................................         17,701
     Legal expense .............................................         12,457
     Registration expense ......................................          6,746
     Independent accountants ...................................          6,438
     Custodian fees ............................................          3,769
     Reports to shareholders ...................................          3,235
     Other .....................................................            248
                                                                    -----------
     TOTAL EXPENSES ............................................        335,099
                                                                    -----------
     NET INVESTMENT LOSS .......................................       (135,073)
                                                                    -----------

   REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized loss from security transactions ..............     (3,994,444)
     Net change in unrealized
        appreciation (depreciation) of investments .............     (1,222,439)
                                                                    -----------
     Net realized and unrealized loss on investments ...........     (5,216,883)
                                                                    -----------
     Net decrease in net assets resulting from operations ......    $(5,351,956)
                                                                    ===========


THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FIRST MUTUAL FUND
                                                                -----------------------------
                                                                 SIX MONTHS
                                                                   ENDED             YEAR
                                                                DECEMBER 31,         ENDED
                                                                   2001            JUNE 30,
                                                                (UNAUDITED)          2001
                                                                ------------     ------------
OPERATIONS
   Net investment loss .......................................   $  (135,073)    $   (579,024)
   Net realized gain (loss) on investments ...................    (3,994,444)         767,931
   Net change in unrealized appreciation (depreciation) of
     investments .............................................    (1,222,439)     (23,193,294)
                                                                 -----------     ------------
   Net decrease in net assets resulting from
     operations ..............................................    (5,351,956)     (23,004,387)
                                                                 -----------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from realized gains on investments ..........      (935,438)      (8,404,254)
                                                                 -----------     ------------
     Total distributions .....................................      (935,438)      (8,404,254)
                                                                 -----------     ------------
BENEFICIAL INTEREST TRANSACTIONS
   Receipt from shares sold ..................................     1,072,666       26,117,963
   Receipt from shares issued on reinvestment of
     distributions ...........................................       888,983        8,037,919
   Shares redeemed ...........................................    (4,023,348)     (27,506,985)
                                                                 -----------     ------------
   Net increase (decrease) in net assets resulting from
     beneficial interest transactions (a) ....................    (2,061,699)       6,648,897
                                                                 -----------     ------------
     Total decrease in net assets ............................    (8,349,093)     (24,759,744)

NET ASSETS
   Beginning of period .......................................    46,536,761       71,296,505
                                                                 -----------     ------------
   End of period .............................................   $38,187,668     $ 46,536,761
                                                                 ===========     ============

   (a) Transactions in shares of beneficial interest were:
       Shares sold ...........................................       109,270        1,531,681
       Shares issued on reinvestment of distributions ........        90,528          642,520
       Shares redeemed .......................................      (394,049)      (1,690,633)
                                                                 -----------     ------------
       Net increase (decrease) ...............................      (194,251)         483,568
       Beginning balance .....................................     4,039,076        3,555,508
                                                                 -----------     ------------
       Ending balance ........................................     3,844,825        4,039,076
                                                                 ===========     ============


THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                  FIRST MUTUAL FUND
                              ---------------------------------------------------------
                               SIX MONTHS
                                  ENDED
                              DECEMBER 31,               YEARS ENDED JUNE 30,
                                  2001      -------------------------------------------
                               (UNAUDITED)   2001     2000     1999     1998     1997
                              ------------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD .........   $ 11.52    $ 20.05  $ 16.54  $ 12.47  $ 12.35  $ 13.81
                                 -------    -------  -------  -------  -------  -------
 INCOME FROM INVESTMENT
 OPERATIONS
 Net investment loss .........     (0.03)     (0.14)   (0.22)   (0.14)   (0.07)   (0.11)
 Net gain (loss) on securities
  (both realized and
  unrealized). ...............     (1.31)     (6.04)    4.58     5.35     2.72     0.95
                                 -------    -------  -------  -------  -------  -------
  Total from investment
   operations ................     (1.34)     (6.18)    4.36     5.21     2.65     0.84
                                 -------    -------  -------  -------  -------  -------
 LESS DISTRIBUTIONS
 Distributions from
   capital gains .............     (0.25)     (2.35)   (0.85)   (1.14)   (2.53)   (2.30)
                                 -------    -------  -------  -------  -------  -------
   Total distributions .......     (0.25)     (2.35)   (0.85)   (1.14)   (2.53)   (2.30)
                                 -------    -------  -------  -------  -------  -------
NET ASSET VALUE,
 END OF PERIOD ...............   $  9.93    $ 11.52  $ 20.05  $ 16.54  $ 12.47  $ 12.35
                                 =======    =======  =======  =======  =======  =======
TOTAL RETURN .................   (11.64%)#  (31.76%)  26.50%   43.53%   25.40%    7.67%

RATIOS/SUPPLEMENTAL DATA
 Net assets,
   end of period (in 000's) ..   $38,188    $46,537  $71,297  $54,769  $39,211  $33,649
 Ratios of expenses to average
   net assets ................     1.74%*     1.52%    1.59%    1.64%    1.66%    1.87%
 Ratios of net investment loss
   to average net assets .....    (0.70%)*   (0.98%)  (1.23%)  (1.02%)  (0.56%)  (0.96%)
 Portfolio turnover rate .....       46%#       51%      36%      56%      81%     109%

*   Annualized
#   Not Annualized


THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer Wortham Funds (the "Trust") is an open-end investment management company which issues its shares of beneficial interest in separate series. Each series of shares relates to a separate portfolio of assets. This Semi-Annual Report relates solely to the Trainer Wortham First Mutual Fund (the "Fund").

The Fund seeks capital appreciation principally through investments in common stock. The Fund may also invest in securities convertible into common stock such as convertible bonds or preferred stock. Its secondary investment objective is to seek income from dividends and interest.

Due to the inherent risk in any investment program, the Fund can not ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities or listed securities, in which there were no sales, are valued at the bid price. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of the Fund's net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)          DECEMBER 31, 2001
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS:
Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the six months ended December 31, 2001 and the year ended June 30, 2001 was as follows:

                                        SIX MONTHS ENDED          YEAR ENDED
                                        DECEMBER 31, 2001        JUNE 30, 2001
                                        -----------------        -------------
Distributions paid from:
Long-term capital gain .................    $935,438              $8,404,254
                                            --------              ----------
   Total Distribution ..................    $935,438              $8,404,254
                                            ========              ==========
As of June 30, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains .........................   $  935,475
Unrealized appreciation .......................................    5,425,627
                                                                  ----------
   Distributable earnings .....................................   $6,361,102
                                                                  ==========

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)          DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 3 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the six months ended December 31, 2001 are as follows:

                                                     PURCHASES         SALES
                                                    -----------     -----------
First Mutual Fund ...............................   $17,286,933     $20,543,821

NOTE 4 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer Wortham & Co., Inc. (the "Advisor") is the investment advisor for certain of the Trust's series pursuant to three separate investment advisory agreements (each an "Agreement"). Under the terms of the Agreement with respect to the Fund, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.75% of the average daily net assets of the Fund. During the six months ended December 31, 2001, the Trust paid the Advisor $144,649 in Advisory fees on behalf of the Fund.

The Trust has adopted a Distribution Plan (the "Plan"), with respect to the Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Trust will reimburse PFPC Distributors, Inc. (the "Distributor"), the Trust's sole underwriter and distributor for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets of the Fund. Provident Distributors, Inc. served as the sole underwriter and distributor  of the Trust  from July 1, 2000 to  December  31,  2000.  Effective
January 1, 2001, PFPC Distributors, Inc. served as sole underwriter and distributor of the Trust.

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

                              TRAINER WORTHAM FUNDS
                                845 Third Avenue
                               New York, NY 10022

OFFICERS
David P. Como
PRESIDENT

John D. Knox
VICE PRESIDENT

Robert J. Vile
VICE PRESIDENT

James G. Shaw
TREASURER

Mary Jane Maloney
SECRETARY

INVESTMENT ADVISOR
Trainer Wortham & Co., Inc.
845 Third Avenue
New York, NY 10022

AUDITORS
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
1500 JFK Boulevard
Philadelphia, PA 19102

CUSTODIAN
PFPC Trust Company, Inc.
8800 Tinicum Blvd.
Philadelphia, PA 19153

FUND ADMINISTRATION
PFPC Inc.
3200 Horizon Drive
King of Prussia, PA 19406

DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 3200 HORIZON DRIVE, KING OF PRUSSIA, PA 19406 -- DFU 3/02

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE TRUST UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE TRUST'S OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

TRUSTEES:
Robert H. Breslin, Jr.
David P. Como
Raymond Eisenberg
Todd L. Eisenberg
David Elias
George A. Froley, III
Robert S. Lazar
Martin S. Levine
Timothy J. O'Hara
James F. Twaddell

                              ---------------------
                              TRAINER WORTHAM FUNDS
                              ---------------------

                                   866.TWFUNDS
                                  866.893.8637

                  THIS REPORT IS TO BE PRECEDED OR ACCOMPANIED
                                BY A PROSPECTUS.


                   845 Third Avenue, New York, New York 10022
                       866.TWFUNDSowww.trainerwortham.com




                              ---------------------
                              TRAINER WORTHAM FUNDS
                              ---------------------

                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2001


                                FIRST MUTUAL FUND